Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of E Com Ventures, Inc. (the "Company") of Form 10-K for the year ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Katz, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  By:  /s/ MICHAEL W. KATZ
                                                       --------------------
                                                           Michael W. Katz
                                                           Chief Executive
                                                           Officer and President
                                                           May 12, 2004